UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

JH DESIGNS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

JH DESIGNS, INC.

203 Main Street

East Pittsburgh, Pennsylvania 15112

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about February 18, 2014 to the holders of record as of the close of business on February 18, 2014 of the common stock of JH Designs, Inc., a Nevada corporation (“JH Designs”).

The Board of Directors of JH Designs and 6 stockholders holding an aggregate of 44,979,306 shares of common stock issued and outstanding as of January 29, 2014, have approved and consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and JH Designs’s Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of JH Designs for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

JH Designs will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. JH Designs will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of JH Designs’s common stock.

JH Designs will only deliver one Information Statement to multiple security holders sharing an address unless JH Designs has received contrary instructions from one or more of the security holders. Upon written or oral request, JH Designs will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: JH Designs, Inc., 203 Main Street, East Pittsburgh, Pennsylvania 15112, Attn: Kevin Jones, Chief Executive Officer. Mr. Jones may also be reached by telephone at (818) 472-6001.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to JH Designs’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of JH Designs’s outstanding capital stock is required to effect the action described herein. JH Designs’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, JH Designs had 85,081,510 shares of common stock issued and outstanding. The voting power representing not less than 42,540,756 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 44,979,306 shares of common stock, which represents approximately 52.8% of the issued and outstanding shares of JH Designs’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated January 29, 2014. No consideration was paid for any consent. The consenting stockholders’ names, affiliation with JH Designs, and their beneficial holdings are as follows:

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Name	Affiliation	Shares of Common Stock Beneficially Held	Percentage
Kevin Jones (1)	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, Director, and greater than 10% holder of common stock	25,590,230	30.0%

Barbara Jones (1)	Vice President	8,147,124	9.5%
Carol McKee	Not an affiliate.	8,147,124	9.5%
Joyce O’Connor	Not an affiliate.	2,010,652	2.3%
Valerie L. Zeller	Not an affiliate.	331,684	0.3%
Joan C. Jones	Not an affiliate.	663,432	0.7%
Mark Steiner	Not an affiliate.	89,060	0.1%
	TOTALS	44,979,306	52.8%

(1)	Kevin Jones and Barbara Jones are husband and wife.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 29, 2014, certain information regarding the ownership of JH Designs’s capital stock by each director and executive officer of JH Designs, each person who is known to JH Designs to be a beneficial owner of more than 5% of any class of JH Designs’s voting stock, and by all officers and directors of JH Designs as a group. Unless otherwise indicated below, to JH Designs’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of January 29, 2014 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 85,081,510 shares of common stock issued and outstanding on a fully diluted basis, as of January 29, 2014.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)

Kevin Jones (3) (4) President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, Director, and greater than 10% holder of common stock	25,590,230	30.0%
Barbara Jones (4)	8,147,124	9.5%
Carol McKee	8,147,124	9.5%
All officers and directors as a group (1 person)	25,590,230	30.0%

(1) Unless otherwise noted, the address of each person listed is c/o JH Designs, Inc., 203 Main Street, East Pittsburgh, Pennsylvania 15112.

(2) This table is based on 85,081,510 shares of common stock issued and outstanding on January 29, 2014.

(3) Appointed President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and a Director on November 22, 2013.

(4) Kevin Jones and Barbara Jones are husband and wife.

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EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended December 31, 2013 and 2012:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Jonathan Hopp; President, Secretary, Treasurer and Director (1)	2013 2012	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

Kevin Johnson; President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and Director, (2)	2013 2012	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

(1) Appointed President, Secretary, Treasurer and Director on August 4, 2010, and resigned from all such offices on November 22, 2013.

(2) Appointed President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and a Director on November 22, 2013.

Employment Agreements

JH Designs has no employment agreements or other agreements with any officer.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2013 provided for or contributed to by our company.

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Director Compensation

The following table sets forth director compensation as of the fiscal year ended December 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jonathan Hopp (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Kevin Johnson (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1) Appointed President, Secretary, Treasurer and Director on August 4, 2010, and resigned from all such offices on November 22, 2013.

(2) Appointed President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and a Director on November 22, 2013.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of the fiscal year ended December 31, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jonathan Hopp (1)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Kevin Johnson (2)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

(1) Appointed President, Secretary, Treasurer and Director on August 4, 2010, and resigned from all such offices on November 22, 2013.

(2) Appointed President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and a Director on November 22, 2013.

Securities Authorized for Issuance under Equity Compensation Plans

JH Designs has no equity compensation plans.

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CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of JH Designs which may result in a change in control of JH Designs.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY

On January 16, 2014, the Board of Directors, and on January 29, 2014, the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “JH Designs, Inc.” to “Cardinal Resources, Inc.”

We are changing our name to adopt the name of our recently acquired company, Cardinal Resources, LLC (“Cardinal”). On November 22, 2013, JH Designs, Cardinal Resources LLC (“Cardinal”), a privately-held company headquartered in Pittsburgh, Pennsylvania, and the members of Cardinal, entered into a Share Exchange Agreement (the “Agreement”) pursuant to which JH Designs agreed to exchange the outstanding membership interests of Cardinal held by the Members for shares of common stock of JH Designs. Pursuant to the Agreement, the membership interests of Cardinal were exchanged for approximately 46,623,000 new shares of JH Designs’s common stock, par value $0.001 per share. In addition, approximately 1,273,000 shares of JH Designs’s common stock, and approximately 6,103,000 shares of JH Designs’s common stock were reserved for issuance to holders of convertible promissory notes and options, respectively, issued by Cardinal. This transaction is more fully described in JH Designs’s Current Report on Form 8-K (File No. 000-54983), filed with SEC on December 3, 2013.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of JH designs. We anticipate the effective date to be on or about March 5, 2013.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

JH Designs’s Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC on April 12, 2013; Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and filed with the SEC on May 20, 2013; Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and filed with the SEC on August 19, 2013; Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and filed with the SEC on November 19, 2013; Current Report on Form 8-K filed with the SEC on December 3, 2013; Current Report on Form 8-K filed with the SEC on January 9, 2014, and Registration Statement on Form 8-A, filed with the SEC on June 25, 2103, have been incorporated herein by this reference.

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JH Designs will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by JH Designs pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding JH Designs should be addressed to Kevin Jones, Chief Executive Officer, at JH Designs’s principal executive offices, at: JH Designs, Inc., 203 Main Street, East Pittsburgh, Pennsylvania 15112. Mr. Jones may also be reached by telephone at (818) 472-6001.

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